UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      May 4, 2005

CITIZENS COMMUNITY BANCORP

(Exact name of Registrant as specified in its Charter)

Maryland	000-50585	20-0663325
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

2174 EastRidge Center, Eau Claire, Wisconsin	54701
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (715) 836-9994

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.  Results of Operation and Financial Condition

            On May 4, 2005, the Registrant issued a press release announcing its second quarter 2005 earnings results. The press release is attached to this report as Exhibit 99.1, which is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

            (c)     The following exhibit is filed as part of this report.

                     Exhibit 99        Press Release dated May 4, 2005

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SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

CITIZENS COMMUNITY BANCORP

Date: May 4, 2005	By: /s/ John D. Zettler John D. Zettler Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description
99	Press Release, dated May 4, 2005

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